UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2008, and effective as of September 30, 2008, Biovest International, Inc. (the “Company”) entered into an agreement with Pulaski Bank and Trust Company of St. Louis, MO (“Pulaski”) to extend the maturity date of the Promissory Notes with Pulaski (the “Pulaski Notes”) through March 31, 2009 (the “Extension”). In consideration for the Extension, the Company agreed to issue to Pulaski 100,000 shares of the Company’s unregistered Common Stock. Copies of the extended Pulaski Notes are attached as Exhibits hereto.

On October 29, 2008, and effective as of October 15, 2008, the Company closed an additional agreement with one additional investor related to a private placement of its 15% Secured Convertible Debentures (the “Debentures”), which had an initial tranche closing on September 22, 2008. The definitive documents permit the company to place up to $5,000,000 in principal amount of its Debentures (the “Private Placement”). The Company has sold $300,000 in principal amount of its Debentures to one investor (the “Second Tranche”).

The Debentures are convertible into the Company’s common stock at $0.32 per share (the “Conversion Price”) and, provided certain conditions are satisfied, the Company may, at its option, redeem the Debentures for an amount equal to 110% of the then outstanding principal. Each purchaser of Debentures in the Private Placement has the right to elect to be repaid in one of the following methods: a) Commencing six months after closing, the Debentures will be amortized through twelve equal monthly payments; or b) A single lump-sum payment of all remaining outstanding principal and accrued interest shall be made on March 31, 2010. All principal amortization payments and monthly interest payments will be made in cash or the Company may elect to make the payments in shares of its common stock. The Company’s ability to pay interest with shares of Company common stock will be subject to specified conditions, including the existence of an effective registration statement covering the resale of the shares issued in payment of redemption amount unless the shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements. Any common stock delivered in satisfaction of an amortization payment will be valued at the lesser of (i) the conversion price in effect at the time of the amortization payment or (ii) 90% of the average of the daily volume weighted average price of the shares for the 20 trading days prior to the amortization payment date. The Company has the ability to make payment of interest with shares of the Company’s common stock if the conditions stated herein are not met, upon the consent of the holder of the Debenture, and in that event the common stock delivered in satisfaction of an amortization payment will be valued at the lesser of (i) the conversion price in effect at the time of the amortization payment or (ii) 80% of the average of the daily volume weighted average price of the shares for the 20 trading days prior to the amortization payment date.

As a part of the Second Tranche of the Private Placement, the Company issued Warrants to the purchaser of the Debentures giving him the right to purchase 468,750 shares of the Company’s common stock at an exercise price of $0.40 per share (the “Exercise Price”). The warrant exercise prices are subject to adjustment for stock splits, stock dividends, and the like. Additionally, the Debentures issued in the Second Tranche permit the holder to convert into 937,500 shares of the Company’s common stock. In addition, the Company issued a total of 947,867 shares of its unregistered common stock to the purchaser of the Debentures in payment of an Amended and Restated Promissory Note which was converted into an investment in the Debentures.

In the event that the Company issues or grants in the future any rights to purchase any of the Company’s common stock, or other securities convertible into the Company’s common stock, for an effective per share price less than the Conversion Price or in the instance of warrants the Exercise Price then in effect, the conversion price of all unconverted Debentures and the Exercise Price of all unexercised Warrants will be decreased to equal such lower price. The above-described adjustments to the Conversion Price and Exercise Price for future stock issuances by the Company will not apply to certain exempt issuances, including stock issuances pursuant to employee stock option plans and strategic transactions.

In connection with the Private Placement, the Company and the purchaser of the Debentures entered into a Security Agreement under which the obligations pursuant to the Debentures and other transaction documents are secured by a second lien in the Company’s assets.

In connection with the Private Placement, the Company and the purchaser of the Debentures entered into a Registration Rights Agreement under which the Company is required, on or before November 3, 2008, to file a registration statement with the SEC covering the resale of the shares of Company common stock issuable pursuant to the Debentures and Warrants, or the maximum portion of such issuable shares allowable pursuant to SEC Guidance, and to use its best efforts to have the registration declared effective at the earliest date (but in no event later than 150 days after filing if there is no SEC review of the registration statement, or 165 days after filing if there is an SEC review). The Company shall not be required to maintain the effectiveness, or file another Registration Statement pursuant to the Registration Rights Agreement with respect to any shares that are eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144.

On October 29, 2008, and effective as of October 15, 2008, the Company agreed to issue to the Purchaser in the Second Tranche of the Private Placement a warrant to purchase a total of 375,000 shares of the Company’s common stock at an exercise price of $0.40 per share, vested immediately with a five-year term. This warrant was issued in consideration of the agreement of this Purchaser to extend the maturity date of his existing promissory note which had previously reached maturity. A copy of the warrant is attached as an Exhibit to this Current Report on Form 8-K.

The offers and sales of securities in the Private Placement were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 and/or Rule 144A thereunder. Such offers and sales were made solely to “accredited investors” under Rule 506 and/or “qualified institutional buyers” under Rule 144A and were made without any form of general solicitation and with full access to any information requested by the investors regarding the Company or the securities offered in the Private Placement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: October 31, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Promissory Note dated as of September 30, 2008, between Biovest International, Inc. (“Biovest”) and Pulaski Bank and Trust Company. (“Pulaski”).

10.2	Promissory Note dated as of September 30, 2008, between Biovest and Pulaski.

10.3	Common Stock Warrant from Biovest to Philip E. Rosensweig dated as of October 15, 2008.